Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Disclosure of other provisions [abstract]
Net defined benefit plan obligations (see note 27)	$ 504	$ 523
Deferred compensation and employee incentives	75	75
Provisions	64	62
Other non-current liabilities	13	15
Total provisions and other non-current liabilities	$ 656	$ 675